   = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                           FORM T-1

                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                   STATEMENT OF ELIGIBILITY
                          UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                           CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             CHECK IF AN APPLICATION TO DETERMINE
                             ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)           |__|
                                 ___________________________

                           THE BANK OF NEW YORK TRUST COMPANY, N.A.
                     (Exact name of trustee as specified in its charter)

                                                              95-3571558
(State of incorporation                                       (I.R.S. employer
if not a U.S. national bank)                                  identification no.)
700 South Flower Street
Suite 500
Los Angeles, California                                       90017
(Address of principal executive offices)                      (Zip code)

                                 ___________________________

                              Southern California Edison Company
                     (Exact name of obligor as specified in its charter)

California                                                    95-1240335
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                                identification no.)
2244 Walnut Grove Avenue
Rosemead, California                                          91770
(Address of principal executive offices)                      (Zip code)
                                 ___________________________

              First and Refunding Mortgage Bonds, Series 2006A and Series 2006B
                             (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.      General information.  Furnish the following information as to the trustee:

        (a)    Name and address of each  examining  or  supervising  authority  to which it is subject.

----------------------------------------------------- ------------------------------------

                   Name                                             Address
----------------------------------------------------- ------------------------------------
       Comptroller of the Currency
       United States Department of the Treasury       Washington, D.C. 20219

       Federal Reserve Bank                           San Francisco, California 94105

       Federal Deposit Insurance Corporation          Washington, D.C. 20429

         (b)   Whether it is authorized to exercise corporate trust powers.

        Yes.

2.      Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     List of Exhibits.

        Exhibits   identified  in  parentheses  below,  on  file  with  the  Commission,   are
        incorporated  herein by reference as an exhibit  hereto,  pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

        1.     A copy of the articles of  association  of The Bank of New York Trust  Company,
               N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

        2.     A copy of  certificate  of  authority  of the  trustee  to  commence  business.
               (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

        3.     A copy of the authorization of the trustee to exercise  corporate trust powers.
               (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

        4.     A copy of the  existing  by-laws of the  trustee.  (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

        6.     The consent of the trustee  required by Section  321(b) of the Act.  (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

        7.     A copy of the latest report of condition of the Trustee  published  pursuant to law or to the requirements of its supervising or examining authority.

                                          SIGNATURE

        Pursuant  to the  requirements  of the Act,  the  trustee,  The Bank of New York Trust
Company,  N.A., a banking  association  organized  and  existing  under the laws of the United
States of America,  has duly caused this  statement of  eligibility to be signed on its behalf by the  undersigned,  thereunto  duly  authorized,  all in The City of  Chicago,  and State of
Illinois, on the 24th day of January, 2006.

                                            THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                            By:  /S/ J. BARTOLINI
                                            ----------------------
                                            Name:   J. BARTOLINI
                                            Title: VICE PRESIDENT

                                                                                     EXHIBIT 7

                             Consolidated Report of Condition of

                           THE BANK OF NEW YORK TRUST COMPANY, N.A.

                 of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

        At the close of business  September  30, 2005,  published in  accordance  with Federal regulatory authority instructions.

                                                                Dollar Amounts

                                                                in Thousands

ASSETS

Cash and balances due from

        depository institutions:

        Noninterest-bearing balances

          and currency and coin........................................................  4,137

        Interest-bearing balances..........................................................  0

Securities:

        Held-to-maturity securities........................................................ 70

        Available-for-sale securities.................................................  62,090

Federal funds sold and securities

        purchased under agreements to resell:

        Federal funds sold ..........................................................   41,000

        Securities purchased under agreements to resell...............................  84,000

Loans and lease financing receivables:

        Loans and leases held for sale.....................................................  0

        Loans and leases,

          net of unearned income........................................            0

        LESS: Allowance for loan and

          lease losses........................................................      0

        Loans and leases, net of unearned

          income and allowance ............................................................  0

Trading assets.............................................................................  0

Premises and fixed assets (including

        capitalized leases)............................................................  4,259

Other real estate owned...................................................................   0

Investments in unconsolidated

        subsidiaries and associated

        companies..........................................................................  0

Customers' liability to this bank

        on acceptances outstanding.........................................................  0

Intangible assets:

      Goodwill   ......................................................................242,352

      Other Intangible Assets ..........................................................16,506

Other assets..........................................................................  39,787

 Total assets.........................................................................$494,201
                                                                                       =======

LIABILITIES

Deposits:

        In domestic offices............................................................  3,361

        Noninterest-bearing.....................................................  3,361

        Interest-bearing..............................................................0

Not applicable

Federal funds purchased and securities

        sold under agreements to repurchase:

        Federal funds purchased............................................................  0

        Securities sold under agreements to repurchase.....................................  0

Trading liabilities........................................................................  0

Other borrowed money:

        (includes mortgage indebtedness

        and obligations under capitalized

        leases).......................................................................  58,000

Not applicable

Bank's liability on acceptances

          executed and outstanding.........................................................  0

Subordinated notes and debentures..........................................................  0

Other liabilities.....................................................................  61,271

Total liabilities...................................................................  $122,632
                                                                                      ========
 Minority interest in consolidated subsidiaries............................................. 0

EQUITY CAPITAL

Perpetual preferred stock and related surplus..............................................  0
Common stock...........................................................................  1,000

Surplus (exclude all surplus related to preferred stock).............................  294,125

Retained earnings.....................................................................  76,716

Accumulated other comprehensive

        income..........................................................................  -272

Other equity capital components.........................................................     0

         Total equity capital.........................................................$371,569

 Total liabilities, minority interest, and equity capital.........................    $494,201
                                                                                      ========

         I, William J.  Winkelmann,  Vice President of the  above-named  bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

        William J. Winkelmann)      Vice President

        We,  the  undersigned  directors,  attest  to the  correctness  of this  statement  of resources  and  liabilities.  We declare  that it has been  examined by us, and to the best of our knowledge and belief has been prepared in conformance  with the  instructions  and is true and correct.

        Michael K. Klugman, President       )
        Frank P. Sulzberger, Vice President )             Directors
                                            )